Exhibit 10.18

COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

Exelixis, Inc.

2009 Cash Compensation for Non-Employee Directors

Board of Directors	Retainer Fee	$20,000
	Additional Chair Retainer Fee	$25,000
	Regular Meeting Fee	$2,500
	Special Meeting Fee*	$1,000
Audit Committee	Retainer Fee	$6,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$1,000
Compensation Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$5,000
	Meeting Fee**	$1,000
Nominating & Corporate Governance Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$5,000
	Meeting Fee**	$1,000
Research & Development Committee	Retainer Fee	$10,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$5,000

*	Meeting at which minutes are generated.

**	In-person meeting or teleconference at which minutes are generated.

Exelixis, Inc.

2009 Equity Compensation for Non-Employee Directors

Board of Directors	Initial Option Grant*	Number of Options	25,000
	Annual Option Grant	Number of Options	11,250	**

*	For new directors only.

**	Our 2000 Non-Employee Directors’ Stock Option Plan provides for an annual option grant to each non-employee director of 15,000 options. Each of our non-employee directors has waived his right to 25% of the annual option grant for 2009. The annual option grants will occur automatically on the date of our 2009 Annual Meeting of Stockholders.